UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I
Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 445-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our 2022 Annual Meeting of Stockholders on June 30, 2022. The board of directors solicited proxies pursuant to a proxy statement that we filed with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 on May 20, 2022, as supplemented by a proxy supplement filed on May 23, 2022. There was no solicitation in opposition to the board’s solicitation.

At the meeting, holders of Class A and Class B common stock were asked to consider and vote upon the two proposals set forth below. Each share of Class A common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting, and each share of Class B common stock was entitled to twenty votes with respect to each matter submitted to a vote at the meeting. Shares of Class A and Class B common stock representing 132,855,462 votes, or 85.3% of the total votes attributable to all outstanding shares of Class A and Class B common stock, were present in person or by proxy at the meeting.

The voting results reported below are final.

The matters considered and voted on by the stockholders at the meeting and the votes of the stockholders were as follows:

Proposal 1. Stockholders voted as follows with respect to the election of each of the nominees for director identified in the proxy statement.

Nominee	For	Withhold	Broker Non-Votes
David H. Wang	120,203,118	5,562,357	7,089,987
Haiping Dun	119,933,880	5,831,595	7,089,987
Chenming C. Hu	118,013,359	7,752,116	7,089,987
Tracy Liu	118,775,329	6,990,146	7,089,987
Xiao Xing	125,516,335	249,140	7,089,987

As a result of this vote, each of the five nominees was elected as a director to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2. Stockholders ratified the appointment of Armanino LLP as our independent auditor for the fiscal year ending December 31, 2022, by the following vote:

	For	Against	Abstain
Ratification of Appointment of Armanino LLP for 2022	132,824,918	3,833	26,711

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACM RESEARCH, INC.

	By:	/s/ Mark McKechnie
Mark McKechnie
Chief Financial Officer and Treasurer

Dated: June 30, 2022